UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report:  April 7, 2003
         (Date of Earliest Event Reported:  April 7, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code (713) 420-2600


Item 5. Other Events
        ------------
      On April 7, 2003, we announced that James L. Dunlap, former Vice Chairman, President and Chief Operating Officer of Ocean Energy/United Meridian Corporation and a former president of Texaco U.S.A., will join the El Paso Board of Directors effective as of April 7, 2003. We also announced our new slate for the Board of Directors. The press releases are attached as Exhibit 99.1 and
Exhibit 99.2, respectively. Both are incorporated herein by reference.


  Item 7.  Financial Statements, ProForma Financial Information and
Exhibits


          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated April 7, 2003.

                  99.2     Press Release dated April 7, 2003.






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ D. Dwight Scott
                                 ----------------------
                                    D. Dwight Scott
                               Executive Vice President
                              and Chief Financial Officer
                             (Principal Financial Officer)

Dated:  April 7, 2003

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.1        Press Release dated April 7, 2003.

      99.2        Press Release dated April 7, 2003.